Exhibit 1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Oak Street Real Estate Capital, LLC
125 South Wacker Drive, Suite 1220
Chicago, Illinois 60606

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Oak Street Real Estate Capital, LLC (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,”) Wells Fargo Securities, LLC and Oak Street Investment Grade Net Lease Fund, LLC (the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of Oak Street Investment Grade Net Lease Fund Series 2020-1, LLC.

The Company is responsible for the information provided to us, including the information set forth on the Statistical Data File (as defined below). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 28, 2020, representatives of Credit Suisse, on behalf of the Company, provided us a mortgage property listing (the “Sample Listing”) containing 70 mortgaged properties (the “Sample Properties”).  We make no representations as to the selection criteria used in determining the Sample Properties.

Further, representatives of the Company, provided us with (i) on October 1, 2020, a computer-generated data file and related record layout containing data as represented to us by the Company, as of the close of business October 1, 2020, with respect to 247 mortgaged properties, including each of the Sample Properties, and the related tenant leases (the “Initial Statistical Data File”) and (ii) on October 6, 2020, a supplemental data file containing the appraisal date, consolidated appraised value, raw land value and year built for each of the mortgaged properties set forth on the Initial Statistical Data File (the “Subsequent Statistical Data File”).  We were instructed by the Company to append the Initial Statistical Data File with the corresponding information set forth on the Subsequent Statistical Data File.  The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Properties relating to the “Characteristics” set forth on the Statistical Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

2
Characteristics
1.    Property ID (for informational purposes only)
2.    Property city
3.    Property state (as applicable)
4.    Property zip code (as applicable)
5.    Tenant
6.    Master lease (yes/no)
7.    Corporate guarantee
8.    Lease term start date
9.    Lease expiration year
10.  Original lease term (years)
11.  Date of last bump in rent
12.  Date of next bump in rent
13.  Rent increase type

14.    Tenant purchase option (yes/no)
15.    Next lease renewal option date
16.    Current consolidated payment
17.    2021 Net operating income
18.    Building area (sq.ft.)
19.    Land area (acreage)
20.    Property acquisition date
21.    Year built
22.    Raw land value
23.    Consolidated appraised value
24.    Appraisal date
25.    Industry group

We compared Characteristics 2. through 17. to the corresponding information set forth on or derived from the lease agreement, master lease agreement, or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristics 18. and 19. to the corresponding information set forth on the Lease Agreement, the “Property Condition Assessment” or the “Property Survey.”

We compared Characteristic 20. to the corresponding information set forth on the “Settlement Statement.”

We compared Characteristics 21. through 24. to corresponding information set forth on the “Appraisal.”

Using the NAICS code set forth on the Statistical Data File, we compared Characteristic 25. to the corresponding information set forth on the “US Census Bureau Website” http://www.census.gov/geo/

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 10., we were instructed to round up the original lease term set forth on the Statistical Data File to the nearest year;

•	with respect to our comparison of Characteristics 11. and 12., differences of five days or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristics 16. and 17., differences of $1.50 or less are deemed to be “in agreement.”

The property documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Property Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Property Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Property Documents.  In addition, we make no representations as to whether the Property Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Property.

3
Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Property Documents, except as described in Appendix A.  Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgaged properties and related tenant leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 13, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 13, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Two differences in property zip code.
2	One difference in corporate guarantee.
3	One difference lease term start date.
4	Five differences in date of next bump in rent.
5	One difference in date of last bump in rent.
6	One difference in current consolidated payment.
7	One difference in 2021 net operating income.
8	Two differences in building area.
9	One difference in land area.
10	Three differences in property acquisition date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 13, 2020

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Property Number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Property Documents

1	2041	Property zip code	79763	79766
1	3242	Property zip code	25075	25134
2	2065	Corporate guarantee	General Parts Company	Genuine Parts Company
3	2048	Lease term start date	11/13/2018	11/01/2018
4	1028	Date of next bump in rent	07/09/2021	07/01/2021
4	1031	Date of next bump in rent	07/12/2021	07/01/2021
4	2046	Date of next bump in rent	06/01/2021	08/01/2021
4	3319	Date of next bump in rent	04/08/2021	04/01/2021
4	3323	Date of next bump in rent	04/12/2021	04/01/2021
5	3311	Date of last bump in rent	Flat	02/01/2019
6	2046	Current consolidated payment	$121,670.00	$119,236.60
7	2046	2021 Net operating income	$125,320.10	$122,886.70
8	2037	Building area	369,290 sq ft.	356,750 sq ft.
8	3341	Building area	13,428 sq ft.	13,374 sq ft.
9	3235	Land area	1.45 acres	1.0441 acres
10	1002	Property acquisition date	6/28/2018	5/24/2018
10	1004	Property acquisition date	05/10/2017	05/24/2017
10	3220	Property acquisition date	12/31/2018	12/13/2018

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.